SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2001

Commission File Number:       0-24354

       DORSEY TRAILERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	58-2110729

(State of Incorporation)	(IRS Employer Identification Number)

One Paces West, Suite 1700

2727 Paces Ferry Road

Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 438-9595

DORSEY TRAILERS, INC.

FORM 8-K

ITEM 5.      Other Information

On January 8, 2001, Dorsey Trailers, Inc. issued the press release attached as Exhibit 99.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Press Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DORSEY TRAILERS, INC.

Date: January 9, 2001	By:	/s/ Marilyn R. Marks
Marilyn R. Marks Chairman of the Board of Directors